Financial Instruments	3 Months Ended
Jun. 30, 2026
Receivables [Abstract]
Financial Instruments
6 - Financial Instruments
Loans and Other Receivables
Loans and other receivables carried at amortized cost, included in prepaid expenses and other current assets and other non-current assets on the Condensed Consolidated Balance Sheets, are as follows:

	As of
(in millions)	June 30, 2026	March 31, 2026
Loans and other receivables carried at amortized cost
Loans receivable	$10	$10
Other receivables	22	17
Allowance for current expected credit losses	(3)	(3)
Loans and other receivables carried at amortized cost, net	$29	$24
The allowance for current expected credit losses reflects the Company’s best estimate of expected credit losses of the receivables portfolio determined on the basis of historical experience, current information, and forecasts of future economic conditions.
Available-For-Sale Debt Securities
In December 2025, the Company completed a transaction to acquire an equity stake in a private entity by subscribing to its preferred shares and paid total consideration of $13.8 million. The Company recorded this investment as an available-for-sale debt security in other non-current assets on the Condensed Consolidated Balance Sheets since the preferred shares purchased by the Company are redeemable at the option of the Company and are not in the substance of common stock. As of June 30, 2026, the fair value of available-for-sale debt security is $17.8 million.